                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): May 9, 2007



                              Eastman Kodak Company
               (Exact name of registrant as specified in its charter)



New Jersey                            1-87                 16-0417150
----------------------------------------------------------------------
(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)             File Number)      Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            (Address of Principal Executive Office) (Zip Code)


      Registrant's telephone number, including area code (585) 724-4000
                                                          -------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Securities
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c)under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 5.02(b) Departure of Director

In accordance with the mandatory retirement policy of the Board of Directors of Eastman Kodak Company ("Company"), Martha Layne Collins retired from the Company's Board of Directors at the Company's 2007 Annual Meeting of Shareholders, which was held on May 9, 2007.

In addition, Durk Jager departed from the Board of Directors on May 9, 2007 at the Company's 2007 Annual Meeting of Shareholders. As disclosed on the Form 8-K filed by the Company on September 8, 2006, on September 1, 2006, Mr. Jager notified the Chairman of the Board of Directors of the Company of his decision not to stand for re-election to the Board of Directors at the Company's 2007 Annual Meeting of Shareholders.

                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           EASTMAN KODAK COMPANY



                                           By: /s/ Laurence L. Hickey
                                           ---------------------------

                                           Laurence L. Hickey
                                           Secretary

Date:  May 11, 2007